                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/     Filed by a Party other than the Registrant / /


Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/    Definitive Proxy Statement

/ /    Definitive Additional Materials

/ /    Soliciting Material Pursuant to 240.14a-12

                                 BINGO.COM, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)    Title of each class of securities to which transaction applies:
       2)    Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)    Proposed maximum aggregate value of transaction:
       5)    Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)    Amount Previously Paid:
       2)    Form, Schedule or Registration Statement No.:
       3)    Filing Party:
       4)    Date Filed:

                        NOTICE OF ANNUAL GENERAL MEETING

Notice is hereby given that the Annual Meeting (the "Meeting") of the stockholders of Bingo.com, Inc (the "Company") will be held at 1:00 p.m. (local time in Vancouver, British Columbia, Canada) on Wednesday, June 27, 2001, in the Thurlow room at the B.C. Gas Building, at 1111 West Georgia Street, Vancouver, British Columbia, Canada, for the following purposes:

1.     To elect as directors for the ensuing year:

       David Chalk
       Shane Murphy
       Randy Peterson
       Mitch White

2. To consider and vote upon a proposal to ratify the selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2001;

3. To consider and vote upon a proposal to approve the Company's 1999 Stock Option Plan;

4. To consider and vote upon a proposal to approve the Company's 2001 Stock Option Plan;

5.     To consider and vote upon a proposal to amend the Company's Bylaws;

6. To approve the transaction of such other business as may properly come before the Meeting.

Accompanying this Notice is a Proxy Statement and a form of Proxy.

The enclosed Proxy is solicited by management of the Company and shareholders may amend it, if desired, by inserting in the space provided, an individual designated to act as proxyholder at the Meeting.

The holders of Common Stock of the Company of record at the close of business on May 3, 2001, will be entitled to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy card.

DATED at Marina Del Rey, California, this 5th day of June, 2001.

                                  BY ORDER OF THE BOARD

                                  /s/ "Shane Murphy"
                                  ---------------------------------------------
                                  Shane Murphy, President

                                 BINGO.COM, INC.
                              4223 Glencoe Avenue,
                                   Suite C200
                        Marina Del Rey, California 90292

                                 PROXY STATEMENT

               Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of BINGO.COM, INC. (the "Company") in connection with the solicitation of proxies for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, June 27, 2001, in the Thurlow room at the B.C. Gas Building, at 1111 West Georgia Street, Vancouver, British Columbia, Canada at 1:00 pm. (PST). A copy of the Company's annual report for the period ended December 31, 2000 on Form 10-K was made available to shareholders electronically via filing on EDGAR on May 21, 2001, and accompanies this Proxy Statement.

The enclosed Proxy is solicited by and on behalf of the board of directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the four nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held. Shareholders are not entitled to cumulate their votes.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or before June 8, 2001.

                          Record Date and Voting Rights

The record date for determination of shareholders who are entitled to notice of and to vote at the Annual Meeting is May 3, 2001.

The Company is authorized to issue up to 50,000,000 shares of Common Stock, with a par value of $0.0001 per share. As of May 3, 2001, there were 10,088,608 shares of Common Stock issued and outstanding . Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

                     Quorum and Votes Required for Approval.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date will constitute a quorum entitled to conduct business at the Annual Meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares of Common Stock considered to be present at the Annual Meeting. Broker non-votes refer to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting but not voted on a matter. Directors are elected by plurality vote of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors.

                  Interest of Insiders in Material Transactions

Subsequent to December 31, 2000, and as reported by the Company on their Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on May 3, 2001, the Company entered into a definitive financing arrangement with Redruth Ventures Inc. a British Virgin Islands corporation ("RRV") and Bingo, Inc an Anguillia corporation ("BI") (collectively the "Holders").

Under the financing arrangement, the Company issued a convertible debenture dated for reference April 16, 2001 (the "Debenture") to RRV and BI in the aggregate amount of $1,250,000.00 due five years from the closing date with 12% interest (the "Interest Rate") payable annually. Interest shall accrue on the principal amount from time to time outstanding under the Debenture at the Interest Rate from the date of the Debenture through April 16, 2003 (the "Accrued Interest Payment Date"), but the accrued interest is not be payable until the Accrued Interest Payment Date. Subsequent to the Accrued Interest Payment Date, interest shall accrue at the Interest Rate and be payable on the first business day (the "Payment Date") of each succeeding quarter through and including April 16, 2006. All principal, accrued but unpaid interest and any other amounts due pursuant to the Debenture shall be due and payable on the maturity of the Debenture.

Additional terms of the Debenture include the right by RRV and BI to convert, until the third anniversary date of the Debenture, any or all of the principal amount of the Debenture outstanding, into shares of Company's Common Stock at a conversion price of $0.125 per share, subject to adjustment,

The Company may at its option, pay the accrued interest on the Accrued Interest Payment Date and shall pay all other interest thereafter accrued, in (i) cash in lawful money of United States of America, (ii) common stock of the Company ("Company Common Stock") or (iii) a combination of both cash and Company Common Stock. Any amounts remaining unpaid on the Debenture on the maturity date shall be paid in full in cash on the maturity of the Debenture. Any shares of the Common Stock of the Company delivered to the Holders in payment of the Debenture in satisfaction of any interest payment as described above will be valued at $0.25 per share ("Valuation Price").

Pursuant to the terms of the financing arrangement, the Company issued warrants giving RRV and BI the right to purchase an additional $3,000,000 worth of shares of the Company's

Common Stock at a fixed price of $0.25 per share. The Holders have been given the right to name four members of an expanded five member board of directors. Mr. Mitch White and Mr. Randy Peterson nominees disclosed elsewhere in this Proxy Statement are the designees of RRV.

Subsequent to the issuance of the Debenture, the Company amended the terms of the Employment agreement with the Company's President and CEO, Shane Murphy. Particulars of the revised employment agreement are disclosed elsewhere in this circular under "Employment Contracts and Termination of Employment and Change of Control Arrangements".

             Interest of Certain Persons in Matters to be Acted Upon

No director or senior officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors and the approval of the Company's 1999 and 2001 Stock Option Plans.

                             BUSINESS OF THE MEETING

There are five matters being presented for consideration by the shareholders at the Annual Meeting, the election of four directors; the approval of Grant Thornton LLP as auditor of the Company, the approval by the stockholders of the Company's 1999 Stock Option Plan the approval by the stockholders of the Company's 2001 Stock Option Plan and the approval of an amendment to the Company's Bylaws.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

The Company's Bylaws ("Bylaws") provide that the number of directors shall be increased or decreased from time to time by resolution of the board of directors or the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently three directors of the Company. In connection with the financing arrangement with RRV and BI disclosed above under "Interest of Insiders in Material Transactions" the board of directors has authorized the increase in the size of the board from three to four and has put forward four nominees for election as directors at the Annual Meeting.

Information with Respect to Nominees

The following table lists the persons nominated by the board of directors for election as directors and also lists certain information with respect to those persons.



                                                       Principal Occupation of
Nominee                   Age      Director Since      Director                     Ownership (1)       Ownership
------------------------ -------- ------------------- ---------------------------- ------------------- --------------
David Chalk               42       October, 2000       Chairman of the Board of     Nil                 Nil
                                                       Chalk Network Inc., a
                                                       media production company

Shane Murphy              40       July 1999           Chairman of the Board,       1,075,000(2)        9.63%
                                                       Chief Executive Officer,
                                                       President, Treasurer and
                                                       Secretary

Randy Peterson(3)         49       Nominee             Detective with the           Nil                 Nil
                                                       Vancouver Police Department

Mitch White(4)            40       Nominee             Chairman and director of     Nil                 Nil
                                                       Cyop Systems International
                                                       Ltd., a private software
                                                       development company

(1) The ownership includes the beneficial ownership of securities and the beneficial ownership of securities that can be acquired within 60 days from May 3, 2001 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from May 3, 2001, are exercised, for the purpose of computing percentage ownership.
(2) Includes 1,075,000 options with exercise prices ranging from $0.44 to $0.75 per share (which options are exercisable presently or within 60 days).
(3)  Mr. Peterson is one of the RRV representative designees on the Board.
(4)  Mr. White is one of the RRV representative designees on the Board

Background of Nominees

David Chalk - Member of the Board of Directors

Mr. Chalk, age 42, has been a director of the Company since October, 2000. Mr. Chalk is the Chairman of Chalk Network Inc., a media production company controlled by Mr. Chalk, involved in the production of video vignettes to companies, video content to airlines and a one-half hour television program which provides information about computers and technology. Prior to 1996, Mr. Chalk was a principal of Doppler Computer Superstores, a computer retailer.

Shane Murphy - President, Principal Executive Officer and a Member of the Board of Directors

Mr. Murphy, age 40, has served as the Chairman of the Board, Chief Executive Officer, President, Treasurer and Secretary of the Company since July 1, 1999. From June 1996 to June 1999, Mr. Murphy held the positions of Chief Executive Officer and President at Canadian Capital Management, a private company engaged in providing consulting services to the marketing industry. From 1986 to 1996, Mr. Murphy served as Chief Executive Officer and President of Ad Team Canada, a private marketing communications company that was liquidated in 1996.

Randy Peterson - Nominee Director

Mr. Peterson, age 49, has been a Detective with the Vancouver Police Department, in British Columbia, Canada, for over 23 years. He has considerable investigative experience in matters related to gaming, internet related business practices and internal investigations. Mr. Peterson is a designee of RRV pursuant to the financing agreement disclosed elsewhere in this document under the heading "Interest of Insiders in Material Transactions".

Mitch White -Nominee Director

Mr. White, age 40, is a private businessman and the Chairman and a director of Cyop Systems International Ltd., a privately owned company specializing in software development for e-commerce systems and pay per play gaming systems. Mr. White has an extensive background in the music and entertainment industry, and was previously the Director and Chairman of Starnet Communications International Inc., a communications company listed on the OTCBB under the symbol SNMM

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

           EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2000:


                                Positions with the
Name                            Company                         Age     Office Held Since
------------------------------- ----------------------------    -----   --------------------
Shane Murphy                    Chairman of the Board,           40          July 1999
                                Chief Executive Officer,
                                President, Treasurer and
                                Secretary
------------------------------- ----------------------------    -----   --------------------
James Beau Buck(1)              Senior Vice-President            45          April 2000
------------------------------- ----------------------------    -----   --------------------


(1) Mr. Buck ceased to be an executive officer of the Company on April 2, 2001.

Executive officers are appointed annually by the board of directors and serve at the pleasure of the board. There is no family relationship between any of the executive officers and directors. Memberships on the boards of other public companies are set out above under "Election of Directors - Background of Nominees" in the biographies of each of the nominee directors, and memberships on the boards of other public companies for each of the executive officers who are not directors are set out below.

Background of Executive Officers

James Beau Buck - Senior Vice-President

Mr. Buck, age 45, served as the Senior Vice-President of the Company from April 2000 to April 2001. From October 1999 to April 2000 Mr. Buck was an executive producer for the Company. From 1995 to October 1999, Mr. Buck was an independent internet consultant providing internet, web and technical development services to many internet based companies including GeoCities.com (now Yahoo), PriceGrabber.Com and Jexp.com.

Mr. Buck holds a Bachelor of Arts degree from the University of Minnesota.

The biography of Mr Murphy can be found under "Election of Directors - Background of Nominees".

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon the a review of Forms 3, 4 and 5 furnished to the Company, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

Board Committees

There are currently no committees of the board of directors.

Board of Directors Meetings

The Company's board of directors did not meet in person during the last fiscal year, but approved all actions required by unanimous consent.

Involvement in Certain Legal Proceedings.

To the best knowledge of the executive officers and directors of the Company, neither the Company nor any of its executive officers, directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the executive officers and directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the executive officers and directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanour relating to securities or performance in corporate office. To the best of the knowledge of the executive officers and directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year (the "Named Executive Officers").


                                                                                       Long-Term
                                      Annual Compensation                              Compensation Awards
--------------------------- --------- ------------------------------------------------ -----------------------------

Name and Principal                                                 Other Annual        Securities Underlying
Position                    Year      Salary ($)   Bonus ($)       Compensation ($)    Options/SARs (#) (1)
--------------------------------------------------------------------------------------------------------------------
Shane Murphy(2)             2000      $250,099     Nil             Nil                 500,000
President, Chief
Executive Officer           1999      $125,000     Nil             Nil                 600,000

                            1998      Nil          Nil             Nil                 Nil
--------------------------- --------- ------------ --------------- ------------------- -----------------------------
James Beau Buck(3)          2000      $139,384     Nil             Nil                 Nil

                            1999      $8,307       Nil             Nil                 400,000

                            1998      Nil          Nil             Nil                 Nil
--------------------------- --------- ------------ --------------- ------------------- -----------------------------


(1) Represents options granted pursuant to the Company's Non-Qualified Stock Option Plan adopted by the Directors of the Company effective September 1, 1999, which Plan is set for ratification by the shareholders at this Annual Meeting

(2) Mr. Murphy commenced employment with the Company on July 1, 1999 and is employed through the Company's Canadian subsidiary. The dollar figures representing amounts paid to Mr. Murphy are denominated in Canadian dollars.
(3) Mr. Buck commenced employment with the Company in October 1999, and ceased to be an officer of the Company on April 2, 2001.


Stock Option Plan

In September 1999, the directors of the Company adopted a non-qualified stock option plan (the "1999 Stock Option Plan"). Under the 1999 Stock Option Plan, options to purchase shares the Company's Common Stock may be granted to employees and to such other persons who are not employees as determined by the 1999 Stock Option Plan administrator (the "Administrator"). The maximum aggregate number of shares of the Company's Common Stock subject to option under the 1999 Stock Option Plan may not exceed 1,895,000. In determining the number of shares of the Company's Common Stock subject to each option granted under the 1999 Stock Option Plan, consideration is given to the present and potential contribution by such person to the success of the Company. The exercise price is determined by the Administrator, provided that the exercise price for any covered employee (as that term is defined for the purposes of Section 162(m) (3) of the Internal Revenue Code of 1986 as amended (the "Code"), may not be less than the fair market value per share of the Common Stock at the date of grant by the Administrator. Each option is for a term not in excess of ten years except in the case of the death of an optionee, in which case the option is exercisable for a maximum of twelve months thereafter, or in the case of an optionee ceasing to be a participant under the 1999 Stock Option Plan for any reason other than cause or death, in which case the option is exercisable for a maximum of 30 days thereafter. The 1999 Stock Option Plan does not provide for the granting of financial assistance, whether by way of a loan, guarantee or otherwise, by the Company in connection with any purchase of shares of Common Stock from the Company.

During the most recently completed fiscal year, 500,000 options with an exercise price of $0.44 were granted to Mr. Murphy under the 1999 Stock Option Plan. The 1999 Stock Option Plan is subject to approval at the Annual Meeting. No SARs (stock appreciation rights) were granted during this period.

The following table sets forth details of all exercises of options granted under the 1999 Stock Option Plan during the financial year of the Company ended December 31, 2000 by each of the Named Executive Officers and the value as at December 31, 2000 of unexercised options granted under the 1999 Stock Option Plan on an aggregate basis:

          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END
                                 OPTION VALUES


-------------------------- --------------- ------------ -------------------------------- -------------------------------
                               Shares                                                       Value of Options at Year
                            Acquired on       Value      Number of Options at Year End        End(1)Exercisable /
          Name                Exercise      Realized      Exercisable / Unexercisable            Unexercisable
-------------------------- --------------- ------------ -------------------------------- -------------------------------
Shane Murphy                    Nil            Nil              874,998/275,002                   $Nil(2)/Nil
-------------------------- --------------- ------------ -------------------------------- -------------------------------
James Beau Buck                 Nil            Nil              233,334/166,666                   $Nil(2)/Nil
-------------------------- --------------- ------------ -------------------------------- -------------------------------


(1) On December 29, 2000, the closing price of Common Stock on the OTC Bulletin Board was $0.33. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be in-the-money and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.
(2) These options were not in-the-money based on the December 29, 2000 closing price of $0.33 for the Company's Common Stock.

Long Term Incentive Plan Awards

The Company does not have any Long Term Incentive Plans. Directors receive no compensation for their service as such, although they do receive reimbursement for reasonable expenses incurred in attending meetings of the board of directors. The Company has no obligation or policy to grant stock options to directors.

The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company and Mr. Murphy entered into a three-year employment agreement commencing July 1, 1999, which is subject to an additional renewal for a one year -year period at the end of each term unless terminated by either party with at least three months' prior written notice. The employment agreement includes a covenant not to compete for a term of one year after termination of the officer's employment. The agreement provides that in the event that Mr. Murphy's employment is terminated by the Company without "cause" (as defined in the agreement), he would be entitled to a severance payment in an amount equal to six months' base salary. The agreement further provides that in the event that Mr. Murphy's employment is terminated by Mr. Murphy as a result of a "change of control" (as defined in the agreement), he would be entitled to a severance payment in an amount equal to two times annual salary in effect at that time.

Subsequent to the Company's most recent financial year end, and in consideration of the financing arrangement with RRV and BI disclosed above under "Interest of Insiders in Material Transactions", the Company amended the employment agreement with Mr. Murphy. The revised employment agreement provides for an indefinite term, and provides for the issuance of shares in the Common Stock of the Company to Mr. Murphy on the closing of the aforementioned financing arrangement. The shares issuable to Mr. Murphy will subject to an escrow agreement and have not yet been issued.

The Company has entered into an indemnification agreement with each of its Directors. These agreements require the Company, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as Directors or officers (other than liabilities arising from actions involving intentional misconduct, fraud or a knowing violation of law), to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors' and officers' liability insurance policy maintained by the Company. These indemnification agreements are separate and independent of indemnification rights under the Company's Bylaws and are irrevocable.

Repricing of Options

During the fiscal year ended December 31, 2000, the Company repriced an aggregate of 800,000 options granted to Messrs. Murphy and Buck under the 1999 Stock Option Plan from $1.31 to $0.75. The 1999 Stock Option Plan is subject to ratification at the Annual Meeting.

         Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of December 31, 2000, the outstanding Common Stock of the Company owned of record or beneficially by each Named Executive Officer and Director, and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock and the shareholdings of all Directors and Executive Officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of December 31, 2000, there were 10,088,608 shares of the Company's Common Stock issued and outstanding.


                                                                                      Percentage of Shares
Name                                                             Shares Owned                Owned
------------------------------------------------------------ --------------------  ----------------------
Shane Murphy(1)(2), President and member of the                 1,075,000                   9.63%
Board of Directors
------------------------------------------------------------ --------------------  ----------------------
James Beau Buck(1)(3), Senior Vice President                     350,000                   3.35%
------------------------------------------------------------ --------------------- -----------------------
David Chalk(1), Member of the Board of Directors                   Nil                      Nil
------------------------------------------------------------ --------------------- -----------------------
Steven C. Camps(1), Member of the Board of Directors               Nil                      Nil
------------------------------------------------------------ --------------------- -----------------------
Michael Townsend(4)                                              765,000                   7.58%
------------------------------------------------------------ --------------------- -----------------------
ALL OFFICERS & DIRECTORS AS A
GROUP(5)(Five Individuals)                                     1,435,000                  12.45%
------------------------------------------------------------ --------------------- -----------------------


Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

(1) These individuals are the executive officers and directors of the Company and may be deemed to be "parents or founders" of the Company as that term is defined in the Rules and Regulations promulgated under the 1933 Act.
(2) Includes 1,075,000 options with exercise prices ranging from $0.44 to $0.75 per share (which options are exercisable presently or within 60 days).
(3) Includes 350,000 options with an exercise prices ranging from $0.75 to $3.00 per share (which options are exercisable presently or within 60 days).
(4) Mr. Townsend is a private investor. The information contained herein with respect to his holdings is derived from information received from the Company's Transfer Agent.
(5) Includes 1,435,000 options that are exercisable presently or within 60 days.

                               CHANGES IN CONTROL

As disclosed elsewhere in this Proxy Statement under "Interest of Insiders in Material Transactions", the Company entered into a definitive agreement financing arrangement with Redruth Ventures Inc. a British Virgin Islands corporation ("RRV") and Bingo, Inc an Anguillia corporation ("BI") (collectively the "Holders"). Certain of the terms of the financing agreement provide that the Holders will be given the right to name four members of an expanded five member board of directors. Mr. Mitch White and Mr. Randy Peterson nominees disclosed elsewhere in this Proxy Statement are the designees of RRV. At the point that BI names its designees to the board, the management and control of the board of directors will have changed such that RRV and BI will have the ability to and will have designated a majority of the board and will effectively control the board and the Company. It is not known at this time when this change of control will be effective. The Company will make the necessary filings disclosing any change of control at the time that it occurs.

                      PROPOSAL NO. 2 - APPROVAL OF AUDITOR

Relationship with Independent Auditor

The Company has retained the firm of Grant Thornton LLP, as independent auditor of the Company for the fiscal year ending December 31, 2001. Grant Thornton LLP have been the Company's independent auditors of the Company since their appointment on July 24, 2000.

Effective July 24, 2000, and as reported in the Company's Current Report on Form 8-K dated July 24, 2000, the board of directors approved the appointment of Grant Thornton, LLP, Los Angeles, California, as the Company's new independent accountants as of July 24, 2000. As of July 24, 2000, the existing accountants, Davidson & Company, had not resigned, declined to stand for re-election or been dismissed.

During the Company's two most recent fiscal years ending December 31, 1999, the Company had no disagreements with Davidson & Company on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Davidson & Company, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During the Company's two most recent fiscal years ending December 31, 1999, there have been no reportable events with Davidson & Company, required to be disclosed by Item 304(a) (1) (v) of Regulation S-K of the SEC.

On August 17, 2000, Davidson & Company were dismissed as the Company's principal accountants. Following August 17, 2000, Davidson & Company continue to work with the Company on a project-by-project basis as the audit functions are transitioned to Grant Thornton, LLP. Davidson & Company were dismissed in connection with the relocation of the Company's executive offices to Los Angeles, California. Davidson & Company's sole offices are located in Vancouver, British Columbia, Canada.

The report of Davidson & Company on the audited financial statements for either of the years ended December 31, 1999 or December 31, 1998 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding our ability to continue as a going concern.

The dismissal of Davidson & Company was effective as of August 17, 2000, was approved by the board of directors, and was not due to any disagreement between the Company and Davidson & Company. During the two fiscal years prior to and preceding the dismissal of Davidson & Company, there were no disagreements with Davidson & Company on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Davidson & Company would have caused them to make reference thereto in their report on the Company's financial statements for the period.

The Company does not expect a representative of Grant Thornton LLP to be present at the Annual Meeting and as such they will not be available at the meeting to respond to questions.

Ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for 2001 requires that the votes cast in favor of this matter exceed the votes cast in opposition. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for this matter.

Disclosure of Auditor Fees

Audit Fees: Fees paid or to be paid to Grant Thornton LLP in connection with the audit of the Company's annual financial statements for the year ended December 31, 2000 and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during the year ended December 31, 2000, totalled approximately $97,531.00.

Financial Information Systems Design and Implementation Fees:

The Company did not engage Grant Thornton LLP to provide services to the Company regarding financial information systems design and implementation during the year ended December 31, 2000.

All Other Fees:

Fees paid to Grant Thornton LLP by the Company during the year ended December 31, 2000 for tax advisory and other consultation services were approximately $16,282.00.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to ratify the appointment of the Independent Auditors..

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

               PROPOSAL NO. 3 - APPROVAL OF 1999 stock option plan

                  RESOLVED, that the Shareholders of the Company authorize and approve the 1999 Stock Option Plan in the form presented to this meeting.

The board of directors has unanimously approved, subject to stockholder approval at the Annual Meeting, the Bingo.com, Inc. Non-Qualified Stock Option Plan (the "1999 Stock Option Plan"). The purposes of the 1999 Stock Option Plan are to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator (as defined below) shall select in accordance with the eligibility conditions set out in the 1999 Stock Option Plan, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

The 1999 Stock Option Plan provides for awards in the form of stock options, which shall be non-qualified stock options. The board of directors has granted stock options under the 1999 Stock Option Plan. As of May 3, 2001, there were options outstanding under the 1999 Stock Option Plan exercisable for 1,500,000 shares of Common Stock with per share exercise prices ranging from $0.44 to $3.00 and with expiration dates ranging from July 1 2004 to December 13, 2005. The 1999 Stock Option Plan authorizes the issuance of up to 1,895,000 shares of Common Stock in connection with awards under the 1999 Stock Option Plan. As of May 3, 2001, there were 2 persons granted Options under the 1999 Stock Option Plan, and no shares of Common Stock had been issued upon the exercise of stock options granted under the 1999 Stock Option Plan. The benefits that will be received by or allocated to various participants in the 1999 Stock Option Plan is not currently determinable. On May 3, 2001, the closing per share price of the Common Stock was approximately $0.15.

The board of directors believes that the 1999 Stock Option Plan has aided the Company in attracting, motivating and retaining quality employees and management personnel. The board of directors believes it is important to approve the 1999 Stock Option Plan to provide additional flexibility to the Company in connection with the structuring of compensation packages through the ability to award options for shares of Common Stock.

Stockholder approval of the 1999 Stock Option Plan is required in order that any options granted to any Covered Employee (as that term is defined under the Internal Revenue Code of 1986, as amended (the "Code")) will be eligible for the exclusion set forth in Section 162(m)(4) of the Code with respect to the deductibility by the Company of certain compensation.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to approve and ratify the 1999 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1999 STOCK OPTION PLAN. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF SUCH APPROVAL UNLESS OTHERWISE INSTRUCTED IN SUCH PROXY.

Principal Provisions of the 1999 Stock Option Plan

The following summary of the 1999 Stock Option Plan is qualified in its entirety by reference to the full text of the 1999 Stock Option Plan, which is attached as Appendix A to this Proxy Statement.

Administration: The 1999 Stock Option Plan shall be administered initially by the board of directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken without a meeting by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator."

Subject to the provisions of the 1999 Stock Option Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to (i) construe and interpret this Plan; (ii) define the terms used in the Plan; (iii) prescribe, amend and rescind the rules and regulations relating to this Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (v) grant Options under this Plan;
(vi) determine the individuals to whom Options shall be granted under this Plan;
(vii) determine the time or times at which Options shall be granted under this Plan; (viii) determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable; (ix) determine all other terms and conditions of the Options; and (x) make all other determinations and interpretations necessary and advisable for the administration of the Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

The Board or, if applicable, the Committee may delegate to one or more executive officers of the Company the authority to grant Options under this Plan to employees of the Company who, on the Date of Grant, are not subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Common Stock ("Non-Insiders"), and are not "covered employees" as such term is defined for purposes of Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the "Code") ("Non-Covered Employees"), and in connection therewith the authority to determine: (i) the number of shares of Common Stock subject to such Options; (ii) the duration of the Option; (iii) the vesting schedule for determining the times at which such Option shall become exercisable; and (iv) all other terms and conditions of such Options. The exercise price for any Option granted by action of an executive officer or officers pursuant to such delegation of authority shall not be less than the fair market value per share of the Common Stock on the Date of Grant. Unless expressly approved in advance by the Board or the Committee, such delegation of authority shall not include the authority to accelerate vesting, extend the period for exercise or otherwise alter the terms of outstanding Options. The term "Plan Administrator" when used in any provision of this Plan other than Sections 2, 5(f), 5(m), and 11 shall be deemed to refer to the Board or the Committee, as the case may be, and to any executive officer to whom the Board or Committee, as applicable, has delegated authority to grant Options pursuant to the Plan, insofar as such provisions may be applied to persons that are Non-Insiders and Non-Covered Employees and Options granted to such persons.

Shares: The total number of shares of Common Stock available for distribution under the 1999 Stock Option Plan is 1,895,000 subject to adjustment as set forth in the 1999 Stock Option Plan. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under the 1999 Stock Option Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in the 1999 Stock Option Plan.

Eligibility: Options may be granted to Employees and to such other persons who are not Employees as the Plan Administrator shall select. Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options. The participants in the Plan are selected from among those eligible in the sole discretion of the Committee.

Awards to Participants: All Options shall be Non-Qualified Stock Options, that is, options which do not qualify for treatment under Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

The exercise price shall be fixed by the Plan Administrator at whatever price the Plan Administrator may determine in the exercise of its sole discretion; provided that the per share exercise price for any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m)(3) of the Code ("Covered Employee") shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith; and, provided further, that Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

At the time of the grant of the Option, the Plan Administrator shall designate, the expiration date of the Option, provided that no Option granted under the 1999 Option Plan shall have a term exceeding 10 years from the date of grant. An Option will be exercisable at such times, over such term and subject to such terms and conditions as the Plan Administrator determines.

Payment of the exercise price may be made in such manner as the Plan Administrator may provide, including cash, delivery of shares of Common Stock already owned.

Upon an optionee's termination of employment or other qualifying relationship, the Option will be exercisable to the extent determined by the Plan Administrator; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Plan Administrator in connection with the grant of any stock option), the stock option will remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for at least one year after the date of termination if termination was caused by death or disability or at least 30 days from the date of termination if termination was caused by other than death or disability, unless the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

Term of the 1999 Stock Option Plan: The 1999 Stock Option Plan will not expire unless terminated by the Board. Termination of the 1999 Stock Option Plan by the Board shall not terminate any Option granted prior to such termination.

Amendment of the 1999 Stock Option Plan: The 1999 Stock Option Plan allows the Board to amend the 1999 Stock Option Plan in certain without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

               PROPOSAL NO. 4 - APPROVAL OF 2001 stock option plan

                  RESOLVED, that the Shareholders of the Company authorize and approve the 2001 Stock Option Plan in the form presented to this meeting.

The board of directors has unanimously approved, subject to stockholder approval at the Annual Meeting, the Bingo.com, Inc. 2001 Stock Option Plan (the "2001 Stock Option Plan"),. The purpose of the 2001 Stock Option Plan is to: provide incentive to employees, directors, advisors and consultants of the Company to encourage proprietary interest in the Company, to encourage such employees to remain in the employ of the Company or such directors, advisors and consultants to remain in the service of the Company, and to attract new employees, directors, advisors and consultants with outstanding qualifications.

The 2001 Stock Option Plan provides for awards in the form of stock options, which shall be issued either as an Incentive Stock Option or a Nonstatutory Stock Option. As of May 3, 2001, there were no options outstanding under the 2001 Stock Option Plan.

The 2001 Stock Option Plan authorizes the issuance of up to 2,000,000 shares of Common Stock in connection with awards under the 2001 Stock Option Plan. The benefits that will be received by or allocated to various participants in the 2001 Stock Option Plan is not currently determinable. On May 3, 2001, the closing per share price of the Common Stock was approximately $0.15.

The board of directors believes it is important to establish and approve the 2001 Stock Option Plan and to increase the number of shares of Common Stock that may be issued or distributed in connection with incentive compensation awards to qualifying participants and to provide additional flexibility to the Company in connection with the structuring of compensation packages through the ability to award options for shares of Common Stock.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to approve and ratify the 2001 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2001 STOCK OPTION PLAN. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF SUCH APPROVAL UNLESS OTHERWISE INSTRUCTED IN SUCH PROXY.

Principal Provisions of the 2001 Stock Option Plan

The following summary of the 2001 Stock Option Plan is qualified in its entirety by reference to the full text of the 2001 Stock Option Plan, which is attached as Appendix B to this Proxy Statement.

Administration: The 2001 Stock Option Plan shall be administered in the discretion of the Board from time to time, by the Board of by a Plan Committee (as defined in the 2001 Stock Option Plan) which shall be appointed by the Board. The Board or, if applicable, the Plan Committee is referred to herein as the "Administrator." The Administrator shall have the full power and authority to operate, manage and administer the 2001 Stock Option Plan (including the power and authority to interpret any provision of the 2001 Stock Option Plan or of any Option). The members of any such Plan Committee shall serve at the pleasure of the Board.

If the shares of Common Stock are registered under the Exchange Act , and
Section 16 Participants are to receive grants of Options under the 2001 Stock Option Plan, such grants are to be approved by the Board, or by a Plan Committee, or a sub committee of the Plan Committee or other committee of the Board consisting solely of two or more directors, each of whom shall be a "non employee director" within the meaning of Rule 16b-3(b)(3) of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Code.

Subject to the provisions of the 2001 Stock Option Plan, and with a view to effecting its purpose, the Administrator shall have sole authority, in its absolute discretion, to (i) construe and interpret the 2001 Stock Option Plan;
(ii) define the terms used in the 2001 Stock Option Plan; (iii) prescribe, amend and rescind the rules and regulations relating to the 2001 Stock Option Plan;
(iv) correct any defect, supply any omission or reconcile any inconsistency in the 2001 Stock Option Plan; (v) grant Options under the 2001 Stock Option Plan;
(vi) determine the individuals to whom Options shall be granted under the 2001 Stock Option Plan; (vii) determine the time or times at which Options shall be granted under the 2001 Stock Option Plan; (viii) determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable; (ix) determine all other terms and conditions of the Options; and
(x) make all other determinations and interpretations necessary and advisable for the administration of the 2001 Stock Option Plan. All decisions, determinations and interpretations made by the Administrator shall be binding and conclusive on all participants in the 2001 Stock Option Plan and on their legal representatives, heirs and beneficiaries.

Shares: The total number of shares of Common Stock available for distribution under the 2001 Stock Option Plan is 2,000,000 subject to adjustment as set forth in the 2001 Stock Option Plan.

Eligibility: All employees of the Company and its subsidiaries, including officers, directors and certain advisors, who render services to the Company, are eligible to participate in the 2001 Stock Option Plan.

Awards to Participants: The 2001 Stock Option Plan provides for the grant of Options as Incentive Stock Options or a Nonstatutory Stock Options.

Each Option shall state the Exercise Price. To the extent required by law or regulation, the Exercise Price in the case of an Option granted to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Grant Date. The Exercise Price in the case of any Nonstatutory Stock Option, shall not be less than eighty-five percent (85%) of the Fair Market Value on the Grant Date. The Exercise Price in the case of any Incentive Stock Option granted to persons other than to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, shall not be less than the Fair Market Value on the Grant Date.

At the time of the grant of the Option, the Plan Administrator shall designate, the expiration date of the Option, provided that no Option granted under the 2001 Stock Option Plan shall have a term exceeding 10 years from the date of grant, and no Option granted to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five (5) years from the Grant Date (or less, in the discretion of the Administrator). An Option will be exercisable at such times, over such term and subject to such terms and conditions as the Plan Administrator determines.

Payment of the exercise price may be made in such manner as the Plan Administrator may provide, including cash, delivery of shares of Common Stock already owned.

Upon an Optionee's termination of employment or other qualifying relationship, the Option will be exercisable to the extent determined by the Administrator; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Administrator in connection with the grant of any stock option), the Option will remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for at least 12 months after the date of termination if termination was caused by death or disability or at least 90 days from the date of termination if termination was caused by other than death or disability.

During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. Any Option granted shall be non transferable other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Company's option, shall cause all of the Optionee's rights under the Option to terminate.

Term of the 2001 Stock Option Plan: The 2001 Stock Option Plan will be effective upon Stockholder approval. The 2001 Stock Option Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

Amendment of the 2001 Stock Option Plan: The 2001 Stock Option Plan allows the Board to amend the 2001 Stock Option Plan in certain respects without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

               PROPOSAL NO. 5 - AMENDMENT OF THE COMPANY'S BYLAWS

The Company's Bylaws currently provide that a the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the stockholders of the Company. This requires the attendance at any meeting of the stockholders of the Company, either in person or by proxy, persons holding and entitled to vote, of 50% plus one of the issued and outstanding shares of the Company's Common Stock.

As the Company's shares of Common Stock are publicly traded, and a significant number of the Company's shares of Common Stock are held by nominees and brokers holding street accounts, management believes that it is difficult to ensure that a quorum as required under the current Bylaws can be constituted. The Company was incorporated in the State of Florida pursuant to the Florida Business Corporation Act, (the "Act") which legislation permits the quorum to consist of no less than one-third of the shares entitled to vote. Management believes that this number of would be a more attainable level, and believes that it is in the best interests of the Company to adopt the lesser quorum requirement permitted by the Act, and accordingly amend Section 2.04 of the Company's Bylaws.

The following resolutions authorize the amendment of Section 2.04 of the Company's Bylaws and the specifically the amendment of the number of shares required to constitute a quorum entitled to conduct business at a meeting of the stockholders of the Company.

An amendment to the Bylaws that adds, changes, or deletes a greater or lesser quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater. As such, the proposed amendment must be approved by the majority of the shares of the Company's Common Stock voting in person or by proxy at the Annual Meeting.

Accordingly, management requests that shareholders ratify the amendment to the Company's Bylaws by passing an ordinary resolution in the following terms:

"WHEREAS the Directors have determined that it is in the best interests of the Company to amend Section 2.04 of the Bylaws of the Company by deleting the existing Section 2.04 of the Company's Bylaws in its entirety and replace it with the following text:

         "Section 2.04 Quorum, Adjourned Meetings. The holders of not less than one-third of the shares entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting. In case a quorum shall not be present at a meeting, the meeting may be adjourned from time to time without notice other than announcement at the time of adjournment of the date, time and place of the adjourned meeting. If a quorum is present, a meeting may be adjourned from time to time without notice other than announcement at the time of adjournment of the date, time and place of the adjourned meeting. At adjourned meetings at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally noticed. If a quorum is present when a meeting is convened, the shareholders present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders originally present to leave less than a quorum."

RESOLVED THAT:
1. Section 2.04 of the Bylaws of the Company be amended by deleting the existing Section 2.04 of the Company's Bylaws in its entirety and replacing it with the text presented to the meeting, to have effect from the date of this resolution.
2. any officer or director of the Company is authorized and directed on behalf of the Company to deliver certify and insert the amended Section
         2.04 of the Company's Bylaws in the Company's minute book and to execute all documents and to do all things as in the opinion of such person may be necessary or desirable in connection with the foregoing; and
3. any one or more of the directors and officers of the Corporation be authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Corporation or otherwise, all such documents and other writings, including treasury orders, stock exchange and securities commission forms, as may be required to give effect to the true intent of this resolution."

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF SECTION 2.04 OF THE COMPANY'S BYLAWS.

                                  OTHER MATTERS

Transfer Agent

The Interwest Transfer Co., Inc., located at 1981 East, 4800 South, Suite 100 Salt Lake City Utah USA 84117 , phone (801) 272-9294, fax (801) 277-3147 is the transfer agent for the Company's shares of Common Stock.

Stockholder Proposals

Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company at its principal executive offices by December 31, 2001 in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

Additional Information

Each shareholder has received the Company's Annual Report containing the Company's 2000 audited financial statements, including the report of its independent chartered accountants. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company's 2000 Form 10-K as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, 4223 Glencoe Avenue, Suite C200, Marina Del Rey, California, USA 90292
Attention: Shane Murphy, President.

Action on Other Matters

The board of directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgement on such matters.

At the Annual Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

                                     BINGO.COM, INC.

                                     By Order of the Board of Directors

                                 /s/ "Shane Murphy"
                                     ------------------------------------------
                                     Shane Murphy
                                     President

Marina Del Rey, California

June 5, 2001

                                   APPENDIX A


                                 BINGO.COM, INC.
                         NON-QUALIFIED STOCK OPTION PLAN


         The Bingo.com, Inc. Non-Qualified Stock Option Plan (the "Plan"), effective September 1, 1999, provides for the granting of options to acquire shares of common stock (the "Common Stock"), of Bingo.com, Inc., a Florida corporation (the "Company").
Stock options granted under this Plan are referred to as "Options."


1.       PURPOSES.

         The purposes of this Plan are to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 3 below, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.


2.       ADMINISTRATION.

         This Plan shall be administered initially by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two
(2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken without a meeting by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator."

         Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to (i) construe and interpret this Plan; (ii) define the terms used in the Plan; (iii) prescribe, amend and rescind the rules and regulations relating to this Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (v) grant Options under this Plan; (vi) determine the individuals to whom Options shall be granted under this Plan;
(vii) determine the time or times at which Options shall be granted under this Plan; (viii) determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable; (ix) determine all other terms and conditions of the Options; and (x) make all other determinations and interpretations necessary and advisable for the administration of the Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

         The Board or, if applicable, the Committee may delegate to one or more executive officers of the Company the authority to grant Options under this Plan to employees of the Company who, on the Date of Grant, are not subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Common Stock ("Non-Insiders"), and are not "covered employees" as such term is defined for purposes of Section 162(m)(3) of the Code ("Non-Covered Employees"), and in connection therewith the authority to determine: (i) the number of shares of Common Stock subject to such Options;
(ii) the duration of the Option; (iii) the vesting schedule for determining the times at which such Option shall become exercisable; and (iv) all other terms and conditions of such Options. The exercise price for any Option granted by action of an executive officer or officers pursuant to such delegation of authority shall not be less than the fair market value per share of the Common Stock on the Date of Grant. Unless expressly approved in advance by the Board or the Committee, such delegation of authority shall not include the authority to accelerate vesting, extend the period for exercise or otherwise alter the terms of outstanding Options. The term "Plan Administrator" when used in any provision of this Plan other than Sections 2, 5(f), 5(m), and 11 shall be deemed to refer to the Board or the Committee, as the case may be, and to any executive officer to whom the Board or Committee, as applicable, has delegated authority to grant Options pursuant to the Plan, insofar as such provisions may be applied to persons that are Non-Insiders and Non-Covered Employees and Options granted to such persons.


3.       ELIGIBILITY.

         Options may be granted to Employees and to such other persons who are not Employees as the Plan Administrator shall select. Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options. Any person to whom an Option is granted under this Plan is referred to as an "Optionee." Any person who is the owner of an Option is referred to as a "Holder."


4.       STOCK.

         The Plan Administrator is authorized to grant Options to acquire up to a total of 1,895,000 shares of the Company's authorized but unissued, or reacquired, Common Stock which shares have been reserved for this purpose. The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any canceled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.


5.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (the "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

         (a)      Number of Shares and Type of Option.

                  Each Agreement shall state the number of shares of Common Stock to which it pertains. All Options shall be Non-Qualified Stock Options, that is, options which do not qualify for treatment under Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

         (b)      Date of Grant.

                  Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

         (c)      Option Price.

                  Each Agreement shall state the price per share of Common Stock at which it is exercisable. The exercise price shall be fixed by the Plan Administrator at whatever price the Plan Administrator may determine in the exercise of its sole discretion; provided that the per share exercise price for any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m)(3) of the Code ("Covered Employee") shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith; and, provided further, that Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

         (d)      Duration of Options.

                  At the time of the grant of the Option, the Plan Administrator shall designate, subject to paragraph 5(g) below, the expiration date of the Option. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, all Options granted under this
Section 5 shall expire ten (10) years from the Date of Grant.

         (e)      Vesting Schedule.

                  No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest according to the following schedule:

          Number of Years                       Percentage of Total
      Following Date of Grant                      Option Vested
-------------------------------------     ---------------------------------
                One                                     20%
                Two                                     40%
               Three                                    60%
                Four                                    80%
                Five                                    100%


         The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis any parent or subsidiary corporation, or any subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in whole or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

         (f)      Acceleration of Vesting.

                  The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Section 5(m) below.

         (g)      Term of Option.

                  Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events: (i) the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5(d) above; (ii) the date of an Optionee's termination of employment or contractual relationship with the Company or any parent or subsidiary corporation for cause (as determined in the sole discretion of the Plan Administrator); (iii) the expiration of thirty (30) days from the date of an Optionee's termination of employment or contractual relationship with the Company or any parent or subsidiary corporation for any reason other than cause, death or Disability (as defined below), unless the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option; or (iv) the expiration of one year from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below), unless the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option. Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death, and only until such Options terminate as provided above. For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

                  Unless accelerated in accordance with Section 5(f) above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability. For purposes of this Plan, transfer of employment between or among the Company and/or any parent or subsidiary corporation shall not be deemed to constitute a termination of employment with the Company or any parent or subsidiary corporation. For purposes of this subsection, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

         (h)      Exercise of Options.

                  Options shall be exercisable, in full or in part, at any time after vesting, until expiration of the Option term. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than one hundred (100) shares (as adjusted pursuant to Section 5(m) below) may be exercised; provided, that if the vested portion of any Option is less than one hundred (100) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

                  Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 5(i) below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee,

Options are exercisable only by the Optionee or a transferee who takes title to such Option in the manner permitted by Section 5(k) hereof. It shall be a condition precedent to the exercise of any Option granted hereunder that the Holder shall enter into a Stock Transfer Agreement with the Company.

         (i)      Payment upon Exercise of Option.

                  Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company. The Holder may pay for all or any portion of the aggregate exercise price in cash, by certified or cashier's check, or by complying with one or more of the following alternatives:

                  (1) by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Optionee upon such exercise;

                  (2) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

                  (3) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

         (j)      Rights as a Shareholder.

                  A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

         (k)      Transfer of Option.

                  Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however, that any Agreement may provide, or be amended to provide, that an Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to corporations, trusts, partnerships, or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

         (l)      Securities Regulation and Tax Withholding.

                  (1) Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation,
Section 162(m) of the Code, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange or automated inter-dealer quotation system of a registered national securities association upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares.

The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

                  As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable laws, including federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

                  (2) The Holder shall pay to the Company by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

                           (A) by delivering to the Company shares of Common Stock previously held by such Holder, or by the Company withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition;

                           (B) by executing appropriate loan documents approved by the Plan Administrator by which the Holder borrows funds from the Company to pay any withholding taxes due under this Paragraph 2, with such repayment terms as the Plan Administrator shall select; or

                           (C) by complying with any other payment mechanism
                               approved by the Plan Administrator from time to time.

                  (3) The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of applicable securities laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in (2) above.

         (m)      Stock Dividend or Reorganization.

                  (1) If (i) the Company shall at any time be involved in the substitution of a new option for an outstanding Option, or the assumption of an Option, by a corporation, or a parent or subsidiary of such corporation, by reason of a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation of the Company; (ii) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

                  (2) In the event that the presently authorized Common Stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

                  (3) If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Plan Administrator may, subject to applicable law, in the exercise of its sole discretion and with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or adjust the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company's shareholders, or any Holder.

                  (4) The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this Plan, or by the applicable terms of any assumption or substitution document.

                  (5) The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.


6.       EFFECTIVE DATE; TERM.

         Options may be granted by the Plan Administrator on or after the date as of which the Plan is effective, as first stated above (the "Effective Date"), and until this Plan is terminated by the Board in its sole discretion. Termination of this Plan shall not terminate any Option granted prior to such termination. Any Option granted by the Plan Administrator to any Covered Employee prior to the approval of this Plan by the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months after the Effective Date. If such shareholder ratification is sought and not obtained, any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m)(4) of the Code with respect to the deductibility by the Company of certain compensation.


7.       NO OBLIGATIONS TO EXERCISE OPTION.

         The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.


8.       NO RIGHT TO OPTIONS OR TO EMPLOYMENT.

         Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any parent or subsidiary corporation, express or implied, that the Company or any parent or subsidiary corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, any parent or subsidiary corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.


9.       APPLICATION OF FUNDS.

         The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.


10.      INDEMNIFICATION OF PLAN ADMINISTRATOR.

         In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after having notice of the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.


11.      AMENDMENT OF PLAN.

         The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however, that the events triggering acceleration of vesting of outstanding Options may be modified, expanded or eliminated without the consent of Holders. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement. Without limiting the generality of the foregoing, the Plan Administrator may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.



Dated: September 1, 1999                BINGO.COM, INC.



                                        By: /s/ "Shane Murphy"
                                               --------------------------------

                                        Its:     President
                                             ----------------------------------
                                              Title

                                  APPENDIX B
                                 BINGO.COM, INC.

                             2001 STOCK OPTION PLAN


         1. PURPOSE. The Plan is intended to provide incentive to employees, directors, advisors and consultants of the Corporation to encourage proprietary interest in the Corporation, to encourage such employees to remain in the employ of the Corporation or such directors, advisors and consultants to remain in the service of the Corporation, and to attract new employees, directors, advisors and consultants with outstanding qualifications.

         2. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

                  (a) "Administrator" shall mean the Board or the Plan Committee of the Board, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

                  (b) "Board" shall mean the Board of Directors of the
                      Corporation.

                  (c) "Change of Control" shall mean, a change of control of a nature that would be required to be reported in response to Item 1 of Form 8-K required to be filed pursuant to the Exchange Act; provided that, without limitation, such a Change of Control shall be deemed to have occurred if:

                          (i) the Shareholders of the Corporation approve a definitive agreement to sell, transfer, or otherwise dispose of all or substantially all of the Corporation's assets and properties; or

                          (ii) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Corporation or any "person" who as of the date this Plan is adopted by the Board, is a director or officer of the Corporation (including any trust of such director or officer), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities; provided, however, that the following shall not constitute a "Change of Control" of the Corporation:

                                    (a) any acquisition directly from the
         Corporation (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities);

                                    (b) any acquisition by an employee benefit
         plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or

                                    (c) upon the death of any person who as of
         the date of this Agreement is a director or officer of the Corporation, the transfer (x) by testamentary disposition or the laws of intestate succession to the estate or the legal beneficiaries or heirs of such person, or (y) by the provisions of any living trust to the named current income beneficiaries thereof of the securities of the Corporation beneficially owned by such director or officer of the Corporation; or

                           (iii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                           (iv) the Shareholders of the Corporation approve the dissolution of the Corporation or a definitive agreement to merge or consolidate the Corporation with or into another entity in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of the Corporation's stock would be converted into cash, securities or other property of another entity, other than a merger of the Corporation in which holders of the Shares immediately prior to the merger own, either directly or indirectly, fifty percent (50%) or more of the equity interests or combined voting power of the surviving entity immediately after the merger as immediately before.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Commission" shall mean the Securities and Exchange Commission.

                  (f) "Corporation" shall mean Bingo.com, Inc., a Florida corporation.

                  (g) "Disability" shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.

                  (h) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of
                      1934, as amended.

                  (j) "Exercise Price" shall mean the price per Share
                      determined by the Administrator, at which an Option may be exercised.

                  (k) "Fair Market Value" shall mean the value of one (1) Share, determined as follows:

                           (i) If the Shares are (A) listed on an exchange, the closing price as reported for composite transactions on the date of valuation, or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, or (B) traded on the National Market System (the "NMS") of The Nasdaq Stock Market, Inc. ("Nasdaq"), the last sale price on the date of valuation, or if no sale occurred on that date, the last sale price on the business day immediately prior to the date of valuation, or, if no sale occurred on such date, then the mean between the highest bid and lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported on Nasdaq;

                           (ii) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted on Nasdaq as of the close of business on the date of valuation, or, if on such day such Shares are not quoted on Nasdaq, the mean between the representative bid and asked prices on such date in the United States over-the-counter market as reported by the OTC Bulletin Board or the National Quotation Bureau, Inc., or any similar successor organization; or

                           (iii) If neither clause (i) nor (ii) above applies, the Fair Market Value shall be determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

                  (l) "Grant Date" shall mean the date on which the granting of an Option is authorized by the Administrator or such other date as prescribed by the Administrator.

                  (m) "Incentive Stock Option" shall mean an option described in Section 422 of the Code.

                  (n) "Nonstatutory Stock Option" shall mean an option that does not meet the requirements of Section 422(b) of the Code or is not intended to be an Incentive Stock Option.

                  (o) "Option" shall mean any stock option granted pursuant to the Plan.

                  (p) "Option Agreement" shall mean a written stock option
                      agreement evidencing the grant of an Option.

                  (q) "Option Limit" shall have the meaning assigned to it in
                      Section 6.

                  (r) "Optionee" shall mean a Participant who has received an
                      Option.

                  (s) "Participant" shall have the meaning assigned to it in
Section 5(a) hereof.

                  (t) "Plan" shall mean this Bingo.com, Inc. 2001 Stock Option Plan, as it may be amended from time to time.

                  (u) "Plan Committee" shall mean a committee of two or more directors appointed by the Board to administer the Plan.

                  (v) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

                  (w) "Retirement" shall mean the voluntary termination of employment by an employee after qualifying for early or normal retirement under any pension plan or profit sharing or benefit plan of the Corporation or its Subsidiaries. If an employee is not covered by any such plan, "Retirement" shall mean voluntary termination of employment after the employee has attained age sixty-five (65) and after the employee has attained the tenth (10th) anniversary of his or her last preceding date of hire, or as otherwise determined in the Administrator's sole discretion.

                  (x) "Section 16 Participant" shall mean a Participant who is (or, in the opinion of the Administrator, may be) generally subject to the
Section 16 Requirements with respect to purchases and sales of Shares or other equity securities of the Corporation.

                  (y) "Section 16 Requirements" shall mean the those obligations and requirements imposed on officers and directors by Sections 16(a) and 16(b) of the Exchange Act and the rules of the Commission promulgated thereunder.

                  (z) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (aa) "Subsidiary" shall mean any subsidiary corporation as defined in Section 425(f) of the Code.

                  (bb) "Share" shall mean one share of Common Stock of the Corporation, adjusted in accordance with Section 10 of the Plan (if applicable).

                  (cc) "Shareholders" shall mean holders of Shares.

                  (dd) "Transfer Agent" shall mean a third-party organization retained by the Corporation to maintain the stock transfer records of the Corporation.

         3. EFFECTIVE DATE. The Plan was adopted by the Board effective May 31, 2001. Options granted prior to obtaining Shareholder approval in accordance with
Section 15 of the Plan shall be granted subject to such shareholder approval and must be rescinded if such approval is not obtained in accordance with such section.

         4.       ADMINISTRATION.

                  (a) Administrator. Subject to subsection (c) below, the Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Plan Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Plan Committee. Vacancies on the Plan Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Plan Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the members of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

                  (b) Powers of Administrator. The Administrator shall from time to time at its discretion select the Optionees who are to be granted Options, determine the number of Shares to be subject to Options to be granted to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options. The Administrator shall have full power and authority to operate, manage and administer the Plan and interpret and construe the Plan and the terms of all Option Agreements. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                  (c) Disinterested Administration. If the Shares are registered under the Exchange Act and Section 16 Participants are to receive grants of Options hereunder, such grants shall be approved by the Board or by a Plan Committee, or a subcommittee of the Plan Committee or other committee of the Board, consisting solely of two or more directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

         5.       PARTICIPATION.
                  -------------

                  (a) Eligibility. The Optionee shall be such persons (collectively, "Participants"; individually a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

                           (i) Employees (who may be officers, whether or not they are directors) of the Corporation or of a Subsidiary and non-employees to whom an offer of employment has been extended; and

                           (ii) directors, advisors and consultants of the
                  Corporation or a Subsidiary.

         Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as Participants in the Plan for any period or periods of time. The Administrator may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Option to a Participant that the Participant surrender for cancellation some or all of the Options which have been previously granted to such person under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option, may contain such other terms as the Administrator deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option.

                  (b) Ten-Percent Shareholders. To the extent required by law or regulation, a Participant who, at the time of grant, owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation or its parent shall not be eligible to receive an Option unless
(i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the Grant Date.

                  (c) Stock Ownership. For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

                  (d) Outstanding Stock. For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the

Option to the Optionee. "Outstanding stock" shall not include Shares authorized for issue under outstanding Options held by the Optionee or by any other person.

         6. STOCK. The stock subject to Options granted under the Plan shall be from the Corporation's authorized but unissued or reacquired Shares. The aggregate number of Shares which may be issued upon exercise of Options under the Plan at any time shall not exceed Two Million (2,000,000) Shares (the "Option Limit"), subject to adjustment as provided for in this Plan. Notwithstanding the foregoing, for so long as the Corporation shall be subject to the California Corporate Securities Law of 1968, as amended (the "California Securities Law"), in connection with the Plan and Options granted thereunder, the total number of Shares issuable upon exercise of all outstanding Options and the total number of Shares provided for under any stock bonus or similar plan of the Corporation may not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations based on the Shares of the Corporation which are outstanding at the time the calculation is made. Notwithstanding the foregoing, upon the full or partial payment of any Purchase Price by the transfer to the Corporation of Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Shares actually issued or transferred by the Corporation. In the event any outstanding Option granted under this Plan for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Option shall again be available to be granted as Options under this Plan. Notwithstanding the previous sentence, to the extent required by Section 162(m) of the Code, Shares subject to Options which are canceled continue to be counted against the Option Limit and if, after an Option grant, the price of Shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Option Limit. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified in Section 10.

         7.       TERMS AND CONDITIONS OF OPTIONS.

                  (a) Stock Option Agreements. Each Option shall be evidenced by an Option Agreement in such other form as the Administrator shall from time to time determine. Such Option Agreements need not be identical but shall comply with and be subject to the terms and conditions set forth in this Section 7.

                  (b) Nature of Option. Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

                  (c) Optionee's Undertaking. Each Optionee shall agree to remain in the employ or service of the Corporation and to render services for a period as shall be determined by the

Administrator, from the Grant Date of the Option or such other date agreed to by the Optionee and the Corporation, but such agreement shall not impose upon the Corporation any obligation to retain the Optionee in their employ or service for any period.

                  (d) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

                  (e) Exercise Price; Exercise of Options. Each Option shall state the Exercise Price. To the extent required by law or regulation, the Exercise Price in the case of an Option granted to an Optionee described in
Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Grant Date. The Exercise Price in the case of any Nonstatutory Stock Option, shall not be less than eighty-five percent (85%) of the Fair Market Value on the Grant Date. The Exercise Price in the case of any Incentive Stock Option granted to persons other than to an Optionee described in
Section 5(b) hereof, shall not be less than the Fair Market Value on the Grant Date. At the sole discretion of the Administrator, any Option granted under this Plan to any Participant may be exercisable in whole or in part immediately upon the grant thereof, or only after the occurrence of a specified event and/or only in installments, which installments may be equal or otherwise, and which installments may vary as to the number thereof as well as to whether any unexercised installments are cumulative through the life of a particular Option; provided that, in any event, to the extent required by law or regulation such Option shall be exercisable at a minimum rate of at least twenty percent (20%) per year over the period five years from the Grant Date for the Option in question; however, in the case of an Option granted to a Participant who is a director, consultant, advisor or officer of the Corporation, the Administrator may provide that the Option may become fully exercisable, subject to reasonable conditions such as continued employment or service to the Corporation, at any time or during any period established by the Administrator.

                  (f) Medium and Time of Payment; Notice. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator in its sole discretion otherwise approves thereof, the Purchase Price may (to the extent permitted by applicable law) be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price.

         In the event the Corporation determines that it is required to withhold state, United States Federal or foreign income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements before the Optionee shall be permitted to exercise the Option. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Optionee and held for a period of six (6) months or more by the Optionee or (iii) any combination of (i) and (ii) above.

         The Optionee shall exercise an Option by completing and delivering to the Corporation, concurrently with the payment of the Purchase Price in the manner described above, an exercise notice in such form as the Administrator shall from time to time determine.

                  (g) Term and Non-Transferability of Options. Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years (or less, in the discretion of the Administrator) from the Grant Date; except that no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years from the Grant Date (or less, in the discretion of the Administrator). During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. The Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under the Option to terminate.

                  (h) Cessation of Employment (Except by Death, Disability or Retirement). If an Optionee's employment or service with the Corporation ceases for any reason or no reason, whether voluntarily or involuntarily, with or without cause, other than pursuant to death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within ninety (90) days after such cessation, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of such cessation, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         For purposes of this Section 7(h), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth
(90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                  (i) Death of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's death, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(g) above, at any time within twelve (12) months after the Optionee's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  (j) Disability of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's Disability, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within twelve (12) months after such cessation by reason of Disability, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  (k) Retirement of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's Retirement, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within ninety (90) days after the date of Retirement, but only to the extent that, at the date of such cessation, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  (l) Time of Cessation of Service. For purposes of this Plan, the Optionee's employment or service shall be deemed to have ceased or be terminated on the date when the Optionee's employment or service in fact ceased or Optionee is in fact terminated.

                  (m) Rights as a Shareholder. No one shall have rights as a Shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 10 hereof.

                  (n) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Administrator may modify an Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted. With the consent of the affected Optionee, the Administrator may cancel any agreement evidencing Options. In the event of such cancellation, the Administrator may authorize the granting of new Options, which may or may not cover the same number of Shares that have been the subject of the prior award, at such Exercise Price and subject to such terms, conditions and discretions as would have been applicable under this Plan had the canceled Options not been granted.

                  (o) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute Options under the Plan for options under the plan of the acquired corporation; provided, however, that (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

                  (p) Forfeiture of Option Gain and Unexercised Options Held By Directors, Officers or Consultants who Engage in Certain Activities. At the discretion of the Administrator, and unless otherwise prohibited by applicable laws, an Option Agreement provided to a director, officer or consultant of the Corporation may provide that if at any time within (i) the term of an Option granted to a Optionee or (ii) within one year after the termination of such Optionee's employment or service with the Corporation for any reason or no reason or (iii) within one year after such Optionee exercises any portion of an Option, whichever is the latest, such Optionee engages in any activity in direct competition with the principal business of the Corporation, or inimical, contrary or harmful to the interests of the Corporation, including, but not limited to: (A) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (B) violation of Corporation policies, including, without limitation, the Corporation's insider trading policy, (C) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in direct competition with or acting against the interests of the Corporation, including employing or recruiting any present, former or future employee of the Corporation, (D) disclosing or misusing any confidential information or material concerning the Corporation, or (E) participating in a hostile takeover attempt against the Corporation, then, at the discretion of the Administrator, (1) any Options granted under the Plan to such Optionee shall terminate effective the date on which such Optionee entered into such activity, unless terminated sooner by operation of another term or condition of the Plan, and (2) any gain realized by such Optionee from exercising all or a portion of any Option shall be paid by Optionee to the Corporation.

                  (q) Right of Set-Off. Optionee shall consent to a deduction from any amounts the Corporation owes Optionee from time to time (including amounts owed as wages or other compensation, fringe benefits or vacation pay, as well as any other amounts owed to Optionee by the Corporation), to the extent of the amounts Optionee owes the Corporation, including pursuant to subparagraph
(p) above. Whether or not the Corporation elects to make any set-off in whole or in part, if the Corporation does not recover by means of set-off the full amount Optionee owes to the Corporation, Optionee shall agree to pay immediately the unpaid balance to the Corporation.

                  (r) Other Provisions. An Option Agreement authorized under the Plan may contain such terms and provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable in its sole and absolute discretion.

         8.       LIMITATION ON ANNUAL AWARDS.

                  (a) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation or its parent, exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For the purposes of this
Section 8, Incentive Stock Options shall be taken into account in the order in which they were granted.

                  (b) Limitation on Total Options Granted. As long as the Plan is in effect, at no time will Options granted to any Participant pursuant to the Plan exceed 1,000,000 Shares, subject to adjustment as provided for in Section 10.

         9. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of the Plan ten (10) years after the effective date referred to in Section 3.

         10.      EFFECT OF CERTAIN EVENTS.

                  (a) Adjustments Upon Changes in Stock. The Administrator shall make or provide for such adjustments in the Option Limit, the Exercise Price and in the number or kind of shares or other securities (including shares or other securities of another issuer) covered by this Plan and outstanding Options as the Administrator in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, spin-off, recapitalization or other changes in the capital structure of the Corporation, (b) any merger, consolidation, reorganization or partial or complete liquidations, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Administrator also shall make or provide for such adjustment in the number or kind of shares of the Corporation's capital stock or other securities (or in shares or other securities of another issuer) which may be acquired pursuant to Options granted under the Plan and the number of such securities to be awarded to each Optionee as the Administrator in its sole discretion, shall determine is appropriate to reflect any transaction or event described in the preceding sentence. In the event of any such transaction or event, the Administrator may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. The determination of the Administrator as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

                  (b) Change of Control. In addition to the rights set forth in
Section 10(a) above, in the event of a Change of Control, the Administrator may in its sole discretion, without obtaining Shareholder approval or the consent of any person granted Options under the Plan, take one or more of the following actions:

                           (i) Accelerate the exercise dates of any outstanding
                  Option, or make the Option fully vested and exercisable;

                           (ii) Pay cash to any or all owners of Options in
                  exchange for the cancellation of their outstanding Options; or

                           (iii) Make any other adjustments or amendments to the
                  Plan and outstanding Options and substitute new Options for outstanding Options.

                  (c) Adjustment Determination. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

                  (d) Limitation on Rights. Except as expressly provided in this
Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         11.      SECURITIES LAW REQUIREMENTS.

                  (a) Legality of Issuance. No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

                           (i) it and the Optionee have taken all actions
                  required to register the offer and sale of the Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                           (ii) any applicable listing requirement of any stock
                  exchange on which the Shares are listed has been satisfied;
and

                           (iii) any other applicable provision of state, United
                  States Federal or foreign law has been satisfied.

                  (b) Restrictions on Transfer; Representations of Optionee; Legends. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the grant of Options and the sale, pledge or other transfer of Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

                  "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

                  (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

                  (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         12. AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's Shareholders, no such revision or amendment shall:

                  (a) Be made if Shareholder approval is required by applicable law, regulation or the requirements of The Nasdaq Stock Market or any exchange or interdealer network where the Shares are trading;

                  (b) Increase the number of Shares which may be issued under the Plan; or

                  (c) Amend this Section 12 to defeat its purpose.

         Without limiting the generality of the foregoing, the Administrator may amend this Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

         13 FINANCIAL STATEMENTS. Each Optionee shall receive financial statements of the Corporation not less than annually.

         14 APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Shares pursuant to the exercise of an Option will be used for general corporate purposes.

         15 APPROVAL OF SHAREHOLDERS. The Plan must be approved by the affirmative vote of the holders of a majority of the Corporation's outstanding shares of voting capital stock on or before the date twelve (12) months from the date the Plan was adopted by the Board.

         16 GOVERNING LAW. This Plan, and the Option Agreements, shall be governed by and enforced and construed in accordance with the internal substantive laws (and not the laws of conflicts of laws) of the State of California.

         To record the adoption of the Plan by the Board as of May 31, 2001, the Board has caused its authorized officers to sign the Plan and affix the corporate seal hereto.


                                BINGO.COM, INC.


                                By:  /s/ Shane Murphy
                                   -------------------------------------------
                                     Shane Murphy
                                     Chairman of the Board, President

                                      PROXY

THIS PROXY IS SOLICITED BY MANAGEMENT OF BINGO.COM, INC. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON WEDNESDAY, JUNE 27, 2001 AND ANY ADJOURNMENT THEREOF.

The undersigned shareholder of the Company hereby appoints Shane Murphy, a director of the Company, or failing this person, Jamie Lanfranco, a member of management of the Company, or in the place of both of the foregoing, ______________________________ (PLEASE PRINT NAME), as proxyholder for and on behalf of the undersigned, with power of substitution, to attend, act and vote for and in the name of the undersigned at the Meeting and at every adjournment thereof, with respect to all or _______________ of the common shares of the Company registered in the name of the undersigned. Unless otherwise expressly stated herein by the undersigned, receipt of this proxy, duly executed and dated, revokes any former proxy given to attend and vote at the meeting and at any adjournment thereof. Unless the undersigned directs otherwise, the nominee is hereby instructed to vote the common shares of the Company held by the undersigned as follows:

                                                             For    Withhold
1.  (a)  to elect David Chalk as director                    |_|      |_|
    (b) to elect Shane Murphy as director                    |_|      |_|
    (c)  to elect Randy Peterson as director                 |_|      |_|
    (d)  to elect Mitch White as director                    |_|      |_|
2.  To appoint Grant Thornton LLP as the auditor and to      |_|      |_|
    authorize the directors to set the auditor's remuneration.

                                                             For     Against
3.  To approve, the Bingo.Com, Inc. 1999 Stock Option        |_|       |_|
    Plan
4.  To approve, the Bingo.Com, Inc. 2001 Stock Option        |_|       |_|
    Plan
5.  To approve, the amendment of the Company's Bylaws        |_|       |_|
6.  To approve transaction of other business.                |_|       |_|



-------------------------------------------------------------------------------
The undersigned shareholder hereby revokes any proxy previously given to attend and vote at the Meeting.


Signature:  ________________________         Date: ____________________________
            (Proxy must be signed and dated)

Name: _________________________________________
                (Please Print)

If someone other than the named shareholder signs this Proxy on behalf of the named shareholder, documentation acceptable to the Chairman of the Meeting must be deposited with this Proxy granting signing authority to the person signing the proxy.

To be used at the Meeting, this Proxy must be received at the offices of the Interwest Transfer Co., Inc. by mail or by fax no later than 48 hours preceding the Meeting or with the Chairman of the Meeting on the day of the Meeting prior to its commencement. The mailing address of the Interwest Transfer Co., Inc. is 1981 East 4800 South Suite 100, Salt Lake City, Utah 84117, and its fax number is (801)277-3147.
-------------------------------------------------------------------------------

1. If the shareholder wishes to attend the Meeting to vote on the resolutions in person, please register your attendance with the Company's scrutineers at the Meeting.

2. If the shareholder's securities are held by an intermediary (eg. a broker) and the shareholder wishes to attend the Meeting to vote on the resolutions, please insert the shareholder's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date and return the Proxy in accordance with the instructions provided by the intermediary. Please contact the intermediary if there are any questions. At the Meeting a vote will be taken on each of the resolutions as set out on this Proxy and the shareholder's vote will be counted at that time.
3. If the shareholder cannot attend the Meeting but wishes to vote on the resolutions, the shareholder can appoint another person, who need not be a shareholder of the Company, to vote according to the shareholder's instructions. To appoint someone other than the nominees named by management, please insert your appointed proxyholder's name in the space provided, sign and date and return the Proxy. Where no choice on a resolution is specified by the shareholder, this Proxy confers discretionary authority upon the shareholder's appointed proxyholder to vote for or against or withhold vote with respect to that resolution, provided that with respect to a resolution relating to a director nominee or auditor, the proxyholder only has the discretion to vote or not vote for such nominee.
4. If the shareholder cannot attend the Meeting but wishes to vote on the resolutions and to appoint one of the nominees named by management as proxyholder, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. Where no choice is specified by a shareholder on a resolution shown on the Proxy, a nominee of management acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.
5. The securities represented by this Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the Proxy, or matters which may properly come before the Meeting, the securities will be voted by the nominee appointed as the proxyholder, in its sole discretion, sees fit. 6. If the shareholder votes by completing and returning the Proxy, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To vote in person at the Meeting, the shareholder must revoke the Proxy in writing as set forth in the Information Circular. 7. This Proxy is not valid unless it is dated and signed by the shareholder or by the shareholder's attorney duly authorized by the shareholder in writing, or, in the case of a corporation, by its duly authorized officer or attorney for the corporation. If the Proxy is executed by an attorney for an individual shareholder or joint shareholders or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or the attorney, as the case may be, or a notarial copy thereof, must accompany the Proxy. 8. To be valid, this Proxy, duly dated and signed, must arrive at the office of the Transfer Agent of the Company, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, or delivered to the Chairman of the Meeting prior to the commencement of the Meeting.


                                      -2-